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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 1999


                             PATTERSON ENERGY, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                 0-22664                              75-2504748
    (State or other jurisdiction                      (Commission                        (I.R.S. Employer
          of incorporation)                          File Number)                       Identification No.)




   4510 LAMESA HIGHWAY, SNYDER, TEXAS                                                          79549
 (Address of principal executive offices)                                                    (Zip Code)


                                 (915) 573-1104
              (Registrant's telephone number, including area code)


                                   No Change
         (Former name or former address, if changed since last report.)



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ITEM 5.    OTHER EVENTS.

         On July 29, 1998 the Registrant issued the following press release:

           PATTERSON ENERGY, INC. REPORTS SECOND QUARTER RESULTS FROM
                                   OPERATIONS

Snyder, Texas, July 29, 1999---Patterson Energy, Inc. (NASDAQ:PTEN) today reported a net loss of $3.1 million, or $(0.10) per diluted share for the fiscal quarter ended June 30, 1999 compared to net income of $1.7 million, or $0.05 per diluted share for the same three-month period in 1998. The Company generated operating revenues of $30.5 million and $51.2 million for the comparative quarters ended June 30, 1999 and 1998, respectively. EBITDA for the three months ended June 30, 1999 was $3.3 million with a rig utilization rate of 36% versus EBITDA of $11.0 million and rig utilization of 64% for the three months ended June 30, 1998.

For the six months ended June 30, 1999, Patterson reported a net loss of $7.0 million, or $(0.22) per diluted share on operating revenues of $57.3 million compared to net income of $6.3 million, or $0.20 per diluted share on operating revenues of $111.9 million for the same six months ended in 1998. Average rig utilization for the six-month periods ended June 30, 1999 and 1998 was 34% and 67%, respectively.

Cloyce A. Talbott, Chairman and Chief Executive Officer, commented that the Company experienced marginally improved cash flows from its previous 1999 quarter as EBITDA increased from $2.4 million at March 31, 1999 to $3.3 million for the three months ended June 30, 1999 and rig utilization for the month of July has increased to 41%. Mr. Talbott further explained that..."although the Company is optimistic about the recent increases in commodity prices, it remains cautious and continues to implement operational strategies designed to reduce costs and further enhance market share."

Patterson Energy, Inc., a Snyder, Texas based energy company, is one of the leading providers of domestic land based drilling services to major independent oil and natural gas companies. Patterson currently owns 119 drilling rigs (114 of which are currently operable) and focuses its operations in Texas and southeast New Mexico.


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Statements made in this press release that state the Company's or management intentions, beliefs, expectations or predictions for the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. In addition to the factors set forth above, other important factors that could cause actual results to differ materially include, but are not limited to, the impact of recent declines in prices of oil and gas on the demand for the Company's services and the risk of any further declines in oil and gas prices that could adversely affect demand for the Company's services, and their associated effect on day rates and rig utilization, industry conditions, integration of acquisitions, demand for oil and gas, and ability to retain management and field personnel. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's report on Form 10-K for the year ended December 31, 1998. Copies of this filing may be obtained by contacting the Company or the SEC.


For further information, contact:
Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
Jonathan (Jody) Nelson, Vice President-Finance and Chief Financial Officer
(915) 573-1104


investrelations@patenergy.com


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PATTERSON ENERGY, INC.
UNAUDITED INCOME STATEMENT DATA (IN THOUSANDS):

                                               THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                   JUNE 30,                               JUNE 30,
                                        ---------------------------------     ---------------------------------
                                            1998               1999               1998               1999
                                        --------------     --------------     --------------     --------------
Operating revenues:
  Drilling                              $       45,913     $       26,718     $      100,210     $       49,175
  Drilling fluids                                3,520              1,806              7,789              4,739
  Oil and gas                                    1,717              2,020              3,903              3,368
                                        --------------     --------------     --------------     --------------
                                                51,150             30,544            111,902             57,282
                                        --------------     --------------     --------------     --------------
Costs and expenses:
  Operating costs                               37,821             25,423             81,578             48,309
  Depreciation, depletion
       and amortization                          6,428              7,040             12,599             14,126
  Impairment of long-lived assets                  489                 --                790                 --
  General and administrative                     2,881              1,790              5,542              3,427
                                        --------------     --------------     --------------     --------------
                                                47,619             34,253            100,509             65,862
                                        --------------     --------------     --------------     --------------

Operating income/(loss)                          3,531             (3,709)            11,393             (8,580)

Net gain (loss) on sale of assets                  213               (139)               372                (81)

Interest income                                    282                116                446                216

Interest expense                                (1,266)              (973)            (2,165)            (2,026)

Other                                               68                 23                 93                 40
                                        --------------     --------------     --------------     --------------

Net income (loss) before taxes                   2,828             (4,682)            10,139            (10,431)
                                        --------------     --------------     --------------     --------------

Income tax (benefit) / expense                   1,107             (1,540)             3,885             (3,426)
                                        --------------     --------------     --------------     --------------
Net income/(loss)                       $        1,721     $       (3,142)    $        6,254     $       (7,005)
                                        ==============     ==============     ==============     ==============

Net income/(loss) per common share:

  Primary                               $         0.05     $        (0.10)    $         0.20     $        (0.22)
                                        ==============     ==============     ==============     ==============
  Diluted                               $         0.05     $        (0.10)    $         0.20     $        (0.22)
                                        ==============     ==============     ==============     ==============

Weighted average number of common
 shares outstanding:

  Primary                                       31,669             32,488             31,618             32,365
                                        ==============     ==============     ==============     ==============
  Diluted                                       31,989             32,488             31,888             32,365
                                        ==============     ==============     ==============     ==============


UNAUDITED BALANCE SHEET DATA (IN THOUSANDS) :

                                               DECEMBER 31, 1998  JUNE 30, 1999
                                               -----------------  -------------
  Current assets                               $          53,483  $      49,989
  Property & equipment, net                              136,677        132,304
  Total assets                                           236,605        227,015

                                                                             --
  Current liabilities                                     22,952         23,904
  Notes payable, less current maturities                  47,143         42,857


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PATTERSON ENERGY, INC.




Date:  July 29, 1999                        By:    /s/ Jody Nelson
                                                  -----------------------------
                                                  Mr. Jody Nelson
                                                  Vice-President-Finance
                                                  Chief Financial Officer

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